U.S. GLOBAL ACCOLADE FUNDS

                                 MEGATRENDS FUND


                       SUPPLEMENT DATED NOVEMBER 27, 2002
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2002
                 (SUPERSEDES SUPPLEMENT DATED FEBRUARY 28, 2002)


INVESTMENT OBJECTIVES. PAGE 1. In the second paragraph, delete the second sentence, and substitute: "The sub-adviser for the fund is Leeb Capital Management, Inc. (Sub-Adviser)."

MAIN INVESTMENT STRATEGIES. PAGE 1. Delete all paragraphs under MAIN INVESTMENT STRATEGIES and substitute the following:

      The fund invests primarily in large capitalization equity securities.

      Under normal circumstances, the Sub-Adviser invests primarily in large capitalization equity securities based on its analysis of major economic themes. The Sub-Adviser performs statistical analysis of monetary and economic trends and evaluates the financial markets to identify "mega trends" in the global economy. The Sub-Adviser's analysis primarily focuses on the equities markets, seeking stocks with a growth potential at a reasonable price (relative to the S&P 500 Stock Index).

      Historically, the Sub-Adviser has invested the fund's assets in a diversified portfolio consisting primarily of common stocks issued by U.S. companies. The Sub-Adviser uses a combination of value- and growth- style of stock selection. The Sub-Adviser seeks stocks with sustainable future growth selling at an attractive price relative to the potential growth rate. Among other factors, the Sub-Adviser looks for companies that have proven management and sound financial strength whose stock price is low in light of earnings and cash flow. Currently the fund treats companies with a capitalization of $8.1 billion or more as being large capitalization.

MARKET RISK. PAGE 2. Delete the second paragraph under MARKET RISK.

GROWTH STOCK RISK. PAGE 2. In the first sentence, delete " . . . tend to carry relatively high prices," and replace with " . . . it may be difficult to get an attractive price for them."

PORTFOLIO MANAGEMENT. PAGE 2. Delete the first paragraph and replace with the following:

      The skill of the Sub-Adviser will play a significant role in the fund's ability to achieve its investment objectives. The fund's investment results depend on the ability of the Sub-Adviser to correctly identify economic "mega trends," especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the fund's investment results depend on the Sub-Adviser's ability to combine growth and value investing when selecting stocks, particularly in volatile markets. The Sub-Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

PERFORMANCE. PAGE 3. At the end of the first paragraph insert the following:

      On November 27, 2002, the fund changed its investment strategy to a selection of large capitalization equities with growth potential at a reasonable price. Previously, the fund had a flexible investment strategy able to invest in growth and value stocks, bonds, and money market instruments. Consequently, the fund's performance prior to November 27, 2002 may have been different if the current investment strategy had been in place.

PRINCIPAL INVESTMENT STRATEGIES. PAGE 6. Delete this section.

INVESTMENT PROCESS. PAGE 6. In the first paragraph, delete "balancing" from the second sentence, "and bond" from the third sentence, and replace the last sentence with "These models emphasize general economic, monetary, and technical indicators."

Replace the second paragraph with the following:

      Based on its analysis, the Sub-Adviser selects stocks by utilizing a combination of growth and value style of investing. The fund generally will invest in large companies with growth potential that are dominant in their industry, have quality management, display strong, stable financial health, and are selling at relative discounts to the market, their industry, and their historical price to earnings ratio, cash flow, and other factors. The common stocks of such companies generally are traded on major stock exchanges and have a high degree of liquidity. The Sub-Adviser may also invest in smaller companies with market capitalizations of less than $300 million at the time of purchase. While the fund is diversified, the Sub-Adviser may invest a significant portion of the fund's assets in the stock of a single company. As a result, a single security's increase or decrease in value may have a greater impact on the fund's share price and total return.

Delete the third paragraph.

PRINCIPAL TYPES OF INVESTMENTS, AND RELATED RISKS. PAGE 7. Delete "may."

OTHER TYPES OF INVESTMENTS, RELATED RISKS, AND CONSIDERATIONS. PAGE 7. Delete the last two sentences of the first paragraph.

PORTFOLIO MANAGER. PAGE 9. Add the following:

      Mr. Burt Dorsett has served as a team member since 2002 and has worked independently with Dr. Leeb since 1997. Mr. Dorsett has more than thirty years of investment experience and serves as Chief Investment Officer for Leeb Capital Management, Inc. Mr. Dorsett received his undergraduate degree from Dartmouth College and his MBA from Harvard University.